EXECUTION VERSION
____ November 2019
AMENDMENT DEED
between
INTERNATIONAL FLEET FINANCING NO. 2 B.V.
as Issuer, Dutch Noteholder, FCT Noteholder, German Noteholder and Spanish Noteholder
HERTZ AUTOMOBIELEN NEDERLAND B.V.
as Dutch OpCo, Dutch Lessee, Dutch Administrator and Dutch Servicer
STUURGROEP FLEET (NETHERLANDS) B.V.
as Dutch Fleetco, Dutch Lessor
STUURGROEP FLEET (NETHERLANDS) B.V. SUCURSAL EN ESPAÑA
as Spanish Fleetco and Spanish Lessor
HERTZ FRANCE S.A.S.
as French OpCo, French Lessee, French Administrator and French Servicer
RAC FINANCE S.A.S.
as French Fleetco and French Lessor
HERTZ DE ESPANA S.L.U.
as Spanish OpCo, Spanish Lessee, Spanish Administrator and Spanish Servicer
HERTZ AUTOVERMIETUNG GMBH
as German OpCo, German Lessee, German Administrator and German Servicer
HERTZ FLEET LIMITED
as German Fleetco and German Lessor
EUROTITRISATION S.A.
as FCT Management Company on behalf of FCT YELLOW CAR
BNP PARIBAS SECURITIES SERVICES
as FCT Custodian
BNP PARIBAS SECURITIES SERVICES
as FCT Registrar
BNP PARIBAS SECURITIES SERVICES
as FCT Paying Agent
BNP PARIBAS TRUST CORPORATION UK LIMITED

as Issuer Security Trustee, Dutch Security Trustee, French Security Trustee, German Security Trustee and Spanish Security Trustee
BNP PARIBAS SECURITIES SERVICES
as FCT Account Bank
BNP PARIBAS S.A., NIEDERLASSUNG DEUTSCHLAND
as German Account Bank (German Branch)
BNP PARIBAS S.A.
as French Account Bank
BNP PARIBAS S.A., DUBLIN BRANCH
as Issuer Account Bank and German Account Bank (Irish Branch)
BNP PARIBAS S.A., NETHERLANDS BRANCH
as Dutch Account Bank
SANNE TRUSTEE SERVICES LIMITED
as trustee of the Hertz Funding France Trust
HERTZ EUROPE LIMITED
as Issuer Administrator
BNP PARIBAS S.A.
as French Lender and FCT Servicer
CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK
as Administrative Agent, Class A Committed Note Purchaser and Class A Funding Agent
THE HERTZ CORPORATION
as the Guarantor
TMF SFS MANAGEMENT B.V.
as Issuer Back-Up Administrator, Dutch Back-Up Administrator, French Back-Up Administrator, German Back-Up Administrator and Spanish Back-Up Administrator
KPMG LLP
as Dutch Liquidation Co-ordinator, French Liquidation Co-ordinator,
German Liquidation Co-ordinator and Spanish Liquidation Co-ordinator
BNP PARIBAS SECURITIES SERVICES, LUXEMBOURG BRANCH
as Registrar
MATCHPOINT FINANCE PUBLIC LIMITED COMPANY
as Class A Conduit Investor and Class A Committed Note Purchaser

BNP PARIBAS S.A.
as Class A Funding Agent

DEUTSCHE BANK AG, LONDON BRANCH
as Class A Committed Note Purchaser and Class A Funding Agent

SHEFFIELD RECEIVABLES COMPANY LLC
as Class A Conduit Investor

BARCLAYS BANK PLC
as Class A Committed Note Purchaser and Class A Funding Agent

HSBC FRANCE
as Class A Committed Note Purchaser and Class A Funding Agent

MANAGED AND ENHANCED TAP (MAGENTA) FUNDING S.T.
as Class A Conduit Investor and Class A Committed Note Purchaser

NATIXIS CIB
as Class A Funding Agent

IRISH RING RECEIVABLES PURCHASER DESIGNATED ACTIVITY COMPANY
as Class A Conduit Investor

ROYAL BANK OF CANADA, LONDON BRANCH
as Class A Committed Note Purchaser and Class A Funding Agent

GRESHAM RECEIVABLES (NO. 32) UK LIMITED
as Class A Conduit Investor and Class A Committed Note Purchaser

LLOYDS BANK PLC
as Class A Funding Agent

and

HERTZ HOLDINGS NETHERLANDS B.V.
as Subordinated Noteholder and Subordinated Note Registrar

TABLE OF CONTENTS

Clause		Page
1	DEFINED TERMS & INTERPRETATION	7
2	CONDITIONS PRECEDENT	9
3	AMENDMENTS	9
4	CLASS A MAXIMUM INVESTOR GROUP PRINCIPAL AMOUNT INCREASE	17
5	EU SECURITISATION REGULATION REPORTING	18
6	LIQUIDATION CO-ORDINATOR REPORT	18
7	ISSUER MINIMUM PROFIT AMOUNT	18
8	FURTHER ASSURANCE AND CONTINUING SECURITY	18
9	NOTICES	19
10	PARTIAL INVALIDITY	20
11	REMEDIES AND WAIVERS	20
12	COSTS AND EXPENSES	20
13	MODIFICATIONS	21
14	COUNTERPARTS	21
15	SECURITY TRUSTEE PROVISIONS	21
16	GOVERNING LAW	21
17	ENFORCEMENT	21
SCHEDULE 1 CONDITIONS PRECEDENT		23
SCHEDULE 2 AMENDED AND RESTATED RISK RETENTION LETTER		25
SCHEDULE 3 SCHEDULE 2 TO THE ISSUER FACILITY AGREEMENT: CONDUIT INVESTORS AND COMMITTED NOTE PURCHASERS		26
SCHEDULE 4 NOTICE DETAILS		29

THIS DEED is made on ___ November 2019 between the following parties

(1)
INTERNATIONAL FLEET FINANCING NO.2 B.V., a private company with limited liability (besloten vernootschap met beperkte aansprakelijkheid) incorporated and existing in The Netherlands and registered with the Dutch Trade Register of the Dutch Chamber of Commerce under number 34394429 and having its principal place of business at Fourth Floor, 3 George’s Dock, IFSC, Dublin 1, Ireland, as Issuer (the “Issuer”; “Dutch Noteholder”, “FCT Noteholder”, “German Noteholder” and “Spanish Noteholder”);

(2)
HERTZ AUTOMOBIELEN NEDERLAND B.V., a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid), incorporated and existing under Dutch law, with its corporate seat in Amsterdam, the Netherlands, having its registered address at Siriusdreef 62, 2132 WT Hoofddorp, the Netherlands, registered with the Trade Register of the Chamber of Commerce under number 34049337 (“Dutch OpCo”, “Dutch Lessee”, “Dutch Administrator” and “Dutch Servicer”);

(3)
STUURGROEP FLEET (NETHERLANDS) B.V., a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid) incorporated and existing under the laws of the Netherlands, having its official seat in Amsterdam, the Netherlands, and its office at Siriusdreef 62, 2132 WT Hoofddorp, the Netherlands, registered with the Trade Register of the Dutch Chamber of Commerce under number 34275100 (“Dutch Fleetco” and “Dutch Lessor”);

(4)
STUURGROEP FLEET (NETHERLANDS) B.V. SUCURSAL EN ESPAÑA, Spanish branch of Dutch FleetCo incorporated and existing under the laws of Spain, whose registered office is at calle Jacinto Benavente, 2, Edificio B, 3ª planta, Las Rozas de Madrid, Madrid, Spain and registered with the Commercial Registry of Madrid under Volume 37748, Book M-672439, Folio 1 (“Spanish Fleetco” and “Spanish Lessor”);

(5)
HERTZ FRANCE S.A.S., a company incorporated as a société par actions simplifiée incorporated and existing under the laws of France, registered with the Commercial and Company Registry of Versailles under number 377839667, whose registered office is at 1/3 avenue Westphalie, Immeuble Futura 3, 78180 Montigny Le Bretonneux, France (“French OpCo”, “French Lessee”, “French Administrator” and “French Servicer”);

(6)
RAC FINANCE S.A.S., a company incorporated and existing under the laws of France, with registered number 487581498, whose registered address is at 172 avenue Marcel Dassault, 60000 Beauvais, France (“French Fleetco” and “French Lessor”);

(7)
HERTZ DE ESPANA S.L.U., a limited liability company incorporated and existing under the laws of Spain, with registered office at calle Jacinto Benavente 2, Edificio B, 3ª planta, Las Rozas, Madrid, Spain and Spanish Tax Id number B-28121549 (“Spanish OpCo”, “Spanish Lessee”, “Spanish Administrator” and “Spanish Servicer”);

(8)
HERTZ AUTOVERMIETUNG GMBH, incorporated and existing under the laws of Germany with registered number HRB 52255 in the Commercial Register (Handelsregister) of the Local Court (Amtsgericht) of Frankfurt am Main, a company with limited liability incorporated in Germany with its principal place of business in Germany, whose registered office is at Ginnheimer Straße 4, 65670 Eschborn, Germany (“German OpCo”, “German Lessee”, “German Administrator” and “German Servicer”);

(9)
HERTZ FLEET LIMITED, a company with limited liability incorporated and existing under the laws of Ireland, with registered number 412465, whose registered office is at Hertz Europe Service Centre, Swords Business Park, Swords, Co. Dublin, Ireland (“German Fleetco” and “German Lessor”);

(10)
EUROTITRISATION S.A., a société anonyme incorporated and existing under the laws of France, duly licensed as a portfolio management company (société de gestion de portefeuille) under number GP 14000029 authorized to manage alternative investment funds, having its registered office at 12, rue James Watt 93200, Saint-Denis, France, registered with the Trade and Companies Registry of Bobigny (Registre du Commerce et des Societes de Bobigny) under number B 352 458 368 or, as the case may be, any other institution which would be subsequently appointed as management company in accordance with the terms of the FCT Regulations (“FCT Management Company on behalf of FCT Yellow Car”);

(11)
BNP PARIBAS SECURITIES SERVICES, a société en commandite par actions incorporated under the laws of France, whose registered office is located at 3 rue d'Antin, 75002 Paris, (France), registered with the Trade and Companies Registry of Paris (France) under number 552 108 011, licensed as a credit institution (établissement de crédit) by the French Autorité de contrôle prudentiel et de résolution (“FCT Custodian”);

(12)
BNP PARIBAS SECURITIES SERVICES, a société en commandite par actions incorporated under the laws of France, whose registered office is located at 3 rue d'Antin, 75002 Paris, (France), registered with the Trade and Companies Registry of Paris (France) under number 552 108 011, licensed as a credit institution (établissement de crédit) by the French Autorité de contrôle prudentiel et de résolution (“FCT Registrar”);

(13)
BNP PARIBAS SECURITIES SERVICES, a société en commandite par actions incorporated under the laws of France, whose registered office is located at 3 rue d'Antin, 75002 Paris, (France), registered with the Trade and Companies Registry of Paris (France) under number 552 108 011, licensed as a credit institution (établissement de crédit) by the French Autorité de contrôle prudentiel et de résolution (“FCT Paying Agent”);

(14)
BNP PARIBAS TRUST CORPORATION UK LIMITED, a company incorporated and existing under the laws of England and Wales, with registered number 04042668, whose registered address is at 10 Harewood Avenue, London NW1 6AA, United Kingdom (“Issuer Security Trustee”, “Dutch Security Trustee”, “French Security Trustee”, “German Security Trustee” and “Spanish Security Trustee”);

(15)
BNP PARIBAS SECURITIES SERVICES, a société en commandite par actions incorporated under the laws of France, whose registered office is located at 3 rue d'Antin, 75002 Paris, (France), registered with the Trade and Companies Registry of Paris (France) under number 552 108 011, licensed as a credit institution (établissement de crédit) by the French Autorité de contrôle prudentiel et de résolution (“FCT Account Bank”);

(16)
BNP PARIBAS S.A., NIEDERLASSUNG DEUTSCHLAND, incorporated and existing under the laws of Germany, registered at the Amtsgericht Frankfurt am Main under number HRB 40950, whose registered address is at Europa-Allee 12, 60327 Frankfurt am Main, Germany (“German Account Bank (German Branch)”);

(17)
BNP PARIBAS, incorporated and existing under the laws of France, with registered number 662 042 449, whose registered address is at 16 boulevard des Italiens 75009 Paris, France (“French Account Bank”);

(18)
BNP PARIBAS S.A., DUBLIN BRANCH, incorporated and existing under the laws of France, with registered number 662 042 449, acting through its Dublin Branch, whose registered address is at 5 George’s Dock, IFSC, Dublin 1, Ireland, and its registration number in Ireland 903258 (“Issuer Account Bank” and “German Account Bank (Irish Branch)”);

(19)
BNP PARIBAS S.A., NETHERLANDS BRANCH, incorporated and existing under the laws of Netherlands, with registered number 33148246, whose registered address is at Herengracht 595, 1017 CE Amsterdam, the Netherlands (“Dutch Account Bank”);

(20)	SANNE TRUSTEE SERVICES LIMITED, incorporated and existing under the laws of Jersey (“trustee of the Hertz Funding France Trust”);

(21)
HERTZ EUROPE LIMITED, a company incorporated and existing under the laws of England and Wales, with registered number 01008739, whose registered address is at Hertz House, 11 Vine Street, Uxbridge UB8 1QE, United Kingdom (“Issuer Administrator”);

(22)
BNP PARIBAS, a company incorporated and existing under the laws of France, with registered number 662 042 449, whose registered address is at 16 boulevard des Italiens 75009 Paris, France (“French Lender” and “FCT Servicer”);

(23)
CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, a company incorporated and existing under the laws of France, with registered number 204187701 (“Administrative Agent”, “Class A Committed Note Purchaser” and “Class A Funding Agent);

(24)	THE HERTZ CORPORATION, a company incorporated and existing under the laws of Delaware acting through its offices at 225 Brae Boulevard, Park Ridge, New Jersey 07656, U.S.A. (the “Guarantor”);

(25)
TMF SFS MANAGEMENT B.V., a company incorporated and existing under the laws of the Netherlands, whose registered address is at Herikerbergweg 238, 1101 CM Amsterdam, the Netherlands (“Issuer Back-Up Administrator”, “Dutch Back-Up Administrator”, “French Back-Up Administrator”, “German Back-Up Administrator” and “Spanish Back-Up Administrator”);

(26)
KPMG LLP, a company incorporated and existing under the laws of England and Wales, with registered number OC30154, whose registered address is at 15 Canada Square, London, E14 5GL, United Kingdom (“Dutch Liquidation Co-ordinator”, “French Liquidation Co-ordinator”, “German Liquidation Co-ordinator” and “Spanish Liquidation Co-ordinator”);

(27)
BNP PARIBAS SECURITIES SERVICES, LUXEMBOURG BRANCH, a société en commandite par actions (S.C.A.) incorporated under the laws of France, registered with the Registre du Commerce et des Sociétés of Paris under number 552 108 011, whose registered office is at 3, Rue d’Antin – 75002 Paris, France and acting through its Luxembourg Branch whose offices are at 60, avenue J.F. Kennedy, L-1855 Luxembourg, having as postal address L-2085 Luxembourg and registered with the Luxembourg trade and companies register under number B. 86 862 (the “Registrar”);

(28)
MATCHPOINT FINANCE PUBLIC LIMITED COMPANY, a company incorporated and existing under the laws of Ireland, with registered number 386704 (“Class A Conduit Investor and Class A Committed Note Purchaser”);

(29)
BNP PARIBAS S.A., a company incorporated and existing under the laws of France, acting through its London Branch, with registered number BR000170, at 10 Harewood Avenue, London NW1 6AA, United Kingdom (“Class A Funding Agent”);

(30)
DEUTSCHE BANK AG, LONDON BRANCH, a company incorporated and existing under the laws of England and Wales with registered number BR000005, whose registered address is at Winchester House, 1 Great Winchester Street, London, EC2N 2DB United Kingdom (“Class A Committed Note Purchaser and Class A Funding Agent”);

(31)
SHEFFIELD RECEIVABLES COMPANY LLC, a company incorporated and existing under the laws of the United States of America, whose registered address is at 68 South Service Road, Suite 120, Melville, NY 11747, USA (“Class A Conduit Investor”);

(32)
BARCLAYS BANK PLC, a company incorporated and existing under the laws of England and Wales, with registered number 01026167, whose registered address is at 1 Churchill Place London E14 5HP, United Kingdom (acting through its investment bank) (“Class A Committed Note Purchaser and Class A Funding Agent”);

(33)	HSBC FRANCE, a company incorporated and existing under the laws of France, with registered number 775670284 (“Class A Committed Note Purchaser and Class A Funding Agent”);

(34)
MANAGED AND ENHANCED TAP (MAGENTA) FUNDING S.T., a company incorporated and existing under the laws of France, with registered number 520563479, whose registered address is at 127 rue Amelot, 75011 Paris, France (“Class A Conduit Investor and Class A Committed Note Purchaser”);

(35)
NATIXIS CIB, a company incorporated and existing under the laws of France, with registered number 542044524, whose registered address is at 30, avenue Pierre Mendès-France, 75013 Paris, France (“Class A Funding Agent”);

(36)
IRISH RING RECEIVABLES PURCHASER DESIGNATED ACTIVITY COMPANY, a company incorporated and existing under the laws of Ireland, with registered number 408606, whose registered address is at 1st floor, 1-2 Victoria Buildings, Haddington Road, Dublin 4, Ireland (“Class A Conduit Investor”);

(37)
ROYAL BANK OF CANADA, LONDON BRANCH, a Canadian chartered bank duly organised and validly existing under the laws of Canada acting through its London branch at Riverbank House, 2 Swan Lane, London EC4R 3BF, United Kingdom (“Class A Committed Note Purchaser and Class A Funding Agent”);

(38)
GRESHAM RECEIVABLES (NO. 32) UK LIMITED, a company incorporated and existing under the laws of England and Wales, with registered number 07805880, whose registered address is at C/O Wilmington Trust Sp Services (London) Limited Third Floor, 1 King's Arms Yard, London, EC2R 7AF, United Kingdom (“Class A Conduit Investor and Class A Committed Note Purchaser”);

(39)
LLOYDS BANK PLC, a company incorporated and existing under the laws of England and Wales, with registered number 00002065, whose registered address is at 25 Gresham Street, London, EC2V 7HN, United Kingdom (“Class A Funding Agent”); and

(40)
HERTZ HOLDINGS NETHERLANDS B.V., incorporated and existing under the laws of the Netherlands, with registered number 24134976, whose registered address is at Siriusdreef 62, 2132, WT Hoofddorp, The Netherlands (“Subordinated Noteholder” and “Subordinated Note Registrar”)

WHEREAS

(A)
The parties to this Deed are party to certain Related Documents, including an issuer facility agreement entered into by (among others) the Issuer, the Issuer Administrator, the Administrative Agent and the Issuer Security Trustee originally dated 25 September 2018 (the “Issuer Facility Agreement”).

(B)
On or prior to the date of this Deed, Regency Assets Designated Activity Company has entered into an assignment and assumption agreement with HSBC France to transfer its rights, obligations and commitments under the Issuer Facility Agreement and the Class A Notes to HSBC France, as a Class A Committed Note Purchaser.

(C)	The parties hereto have agreed to make certain amendments to certain Related Documents as set out herein, including the Issuer Facility Agreement, with effect from the Amendment Date.
IT IS AGREED as follows

1	DEFINED TERMS & INTERPRETATION

1.1	Defined terms
Unless otherwise defined in this Deed or the context requires otherwise, capitalised words and expressions used in this Deed have the meanings ascribed to them in the Master Definitions and Constructions Agreement dated 25 September 2018 (as amended and restated from time to time) and signed for identification by, amongst others, the Issuer and the Issuer Security Trustee (the “MDCA”). In addition:
“Amendment Date” means the effective date of the provisions of Clause 3 (Amendments) and Clause 4 (Class A Maximum Investor Group Principal Amount Increase) of this Deed as determined in accordance with Clause 2 (Conditions Precedent).

1.2	Construction
The provisions of clause 2 (Principles of Interpretation and Construction) of the MDCA shall apply herein as if set out in full herein and as if references therein to the “Master Definitions and Constructions Agreement” were to this Deed.

1.3	Related Document
The parties agree that this Deed is a “Related Document” for the purposes of the MDCA.

1.4	Security trustee limitation of liability
Each of:

(a)	Clause 12 (Protection of Issuer Security Trustee) of the Issuer Security Trust Deed;

(b)	Clause 12 (Protection of Dutch Security Trustee) of the Dutch Security Trust Deed;

(c)	Clause 12 (Protection of French Security Trustee) of the French Security Trust Deed;

(d)	Clause 12 (Protection of German Security Trustee) of the German Security Trust Deed; and

(e)	Clause 12 (Protection of Spanish Security Trustee) of the Spanish Security Trust Deed,
are incorporated in this Deed as if set out in full, mutatis mutandis.

1.5	Issuer limited recourse
Clauses 11.22 and 11.24 of the Issuer Facility Agreement are incorporated in this Deed as if set out in full, mutatis mutandis.

1.6	Conduit Investors limited recourse
Clauses 11.23, 11.25 and 11.29 to 11.38 (inclusive) of the Issuer Facility Agreement are incorporated in this Deed as if set out in full, mutatis mutandis.

1.7	Dutch FleetCo limited recourse
Clauses 11.11 and 11.12 of the Dutch Facility Agreement are incorporated in this Deed as if set out in full, mutatis mutandis.

1.8	French FleetCo limited recourse

Clauses 12.13 to 12.15 (inclusive) of the French Facility Agreement are incorporated in this Deed as if set out in full, mutatis mutandis.

1.9	German FleetCo limited recourse
Clauses 11.10 and 11.11 of the German Facility Agreement are incorporated in this Deed as if set out in full, mutatis mutandis.

1.10	Spanish FleetCo limited recourse
Clauses 11.11 and 11.12 of the Spanish Facility Agreement are incorporated in this Deed as if set out in full, mutatis mutandis.

2	CONDITIONS PRECEDENT

2.1	The provisions of Clause 3 (Amendments) and Clause 4 (Class A Maximum Investor Group Principal Amount Increase) of this Deed shall be effective on the later of:

(a)
the date on which the Administrative Agent has received the documents listed in Schedule 1 (Conditions Precedent) in form and substance reasonably satisfactory to it, and has notified the same to the Issuer and the Issuer Security Trustee; or

(b)	14 November 2019.

3	AMENDMENTS

3.1	Issuer Facility Agreement
The parties to this Deed agree that with effect from (and including) the Amendment Date, the following changes to the Issuer Facility Agreement will be made:

(a)	Subject to Clause 7 of this Deed, Clause 5.3(c) (Application of Funds in the Issuer Interest Collection Account) will be deleted in its entirety and replaced with the following:

(c)
third, pro rata and pari passu, to pay (i) the Persons to whom the Capped Issuer Operating Expense Amount with respect to such Payment Date are owing, on a pro rata basis (based on the amount owed to each such Person), such Capped Issuer Operating Expense Amounts owing to such persons on such Payment Date and (ii) to the Issuer, one twelfth of the Issuer Minimum Profit Amount.

(b)	The first sentence of Clause 9.3(a)(vii) (Class A Assignment) will be deleted in its entirety and replaced with the following:
“Notwithstanding any other provision set forth in this Agreement, each Class A Conduit Investor may at any time, without the consent of the Issuer, transfer and assign all or a portion of its rights and obligations in the Issuer Notes (and its rights and obligations hereunder and under other Issuer Related Documents) to its related Class A Committed Note Purchaser or Class A Funding Agent pursuant to an assignment and assumption agreement, substantially in the form of Exhibit G-1, executed by such Class A Conduit Investor, its related Class A Committed Note Purchaser (as applicable), the Class A Funding Agent with respect to such Class A Conduit Investor and the Issuer and delivered to the Administrative Agent.”

(c)	In Annex 2, Covenant 2(a)(iv), the following language will be added after the second paragraph:

“provided that, the definition of “Reference Rate” may be amended with the consent of the Administrative Agent (acting on the instructions of all of the Noteholders (or, if a unanimous decision has not been made within a calendar month of the proposed amendment to the Reference Rate, Noteholders holding at least two-thirds of the Principal Amount)) and the Issuer Administrator to provide for the use of a Replacement Benchmark following the occurrence of a Reference Rate Replacement Event;”

(d)	In Annex 2, Covenant 2(b), the following language will be added after limb (ix):
“, provided that, following a Reference Rate Replacement Event, any amendment may be made with the consent of the Administrative Agent (acting on the instruction of the Required Noteholders) and the Issuer Administrator which relates to:

(A)	aligning any provision of any Related Document to the use of a Replacement Benchmark;

(B)
enabling that Replacement Benchmark to be used for the calculation of any interest under the Related Documents (including, without limitation, any consequential changes required to enable that Replacement Benchmark to be used for the purposes of the Related Documents);

(C)	implementing market conventions applicable to that Replacement Benchmark;

(D)	providing for appropriate fallback (and market disruption) provisions for that Replacement Benchmark; or

(E)
adjusting the pricing to reduce or eliminate, to the extent reasonably practicable, any transfer of economic value from one party to another as a result of the application of that Replacement Benchmark (and if any adjustment or method for calculating any adjustment has been formally designated, nominated or recommended by the Relevant Nominating Body, the adjustment shall be determined on the basis of that designation, nomination or recommendation).”

(e)	Annex 2, Covenant 6 shall be deleted in its entirety and replaced with the following:
“Noteholder Statement AUP. On or prior to the Payment Date occurring in March 2019 and on or prior to the Payment Date occurring in July of each year, commencing in 2020, the Issuer Administrator shall cause a firm of independent certified public accountants or independent consultants (reasonably acceptable to both the Administrative Agent and the Issuer Administrator, which may be the Issuer Administrator’s accountants) to deliver to the Administrative Agent and each Funding Agent, a report in a form reasonably acceptable to the Issuer and the Administrative Agent (a “Noteholder Statement AUP”) which shall include customary tests in respect of certificates of title; provided that, such Noteholder Statement AUPs shall be at the Issuer's sole cost and expense (i) for no more than one such Noteholder Statement AUP per annum prior to the occurrence of an Amortization Event or Potential Amortization Event, in each case with respect to the Issuer Notes and (ii) for each such Noteholder Statement AUP after the occurrence and during the continuance of an Amortization Event or Potential Amortization Event, in each case with respect to the Issuer Notes.”

(f)	Annex 2, Covenant 30 shall be deleted in its entirety and replaced with the following:
EU Securitisation Regulation

(a)
The Issuer confirms it has been designated as the entity to fulfil the information requirements contemplated by Article 7(2) of the EU Securitisation Regulation as an "SSPE" (as defined in the EU Securitisation Regulation).

(b)
The Issuer (as the SSPE for the purposes of the EU Securitisation Regulation) represents and undertakes that it shall cause the Issuer Administrator on its behalf to provide such information which is required to be made available by the Issuer pursuant to Article 7(1) of the EU Securitisation Regulation (subject to Article 43(8) of the EU Securitisation Regulation and any published guidance of the relevant regulatory or competent authorities), as further set out in Clause 10.6 of the Issuer Note Framework Agreement.

3.2	Master Definitions and Construction Agreement
The parties to this Deed agree that with effect from (and including) the Amendment Date, the following changes to the MDCA will be made:

(a)	The definition of “ABCP Asset Report” shall be included therein as follows:
““ABCP Asset Report” means a monthly report as then required by and in accordance with Article 7(1)(a) of the EU Securitisation Regulation in the form of the applicable ESMA reporting template equivalent to Annex 11 to the Final ESMA Reporting Templates.”

(b)	The definition of “ABCP Investor Report” shall be included therein as follows:
““ABCP Investor Report” means a monthly report as then required by and in accordance with Article 7(1)(e) of the EU Securitisation Regulation in the form of the applicable ESMA reporting template equivalent to Annex 13 to the Final ESMA Reporting Templates.”

(c)	The definition of “Asset Report” shall be included therein as follows:
““Asset Report” means a monthly report as then required by and in accordance with Article 7(1)(a) of the EU Securitisation Regulation in the form of the applicable ESMA reporting template equivalent to Annex 9 to the Final ESMA Reporting Templates.”

(d)	The definition of “Business Day” shall be deleted in its entirety and replaced with the following:
““Business Day” means any day other than a Saturday or Sunday and:
(a) in relation to any date for payment or purchase of Euro or calculation of an amount payable in Euro, a day on which banks are open for general business in London, Paris, Amsterdam, Madrid, Munich, Dublin, New York and in the principal financial centre of the jurisdiction of each of the payer and the payee, and which is a TARGET Day;
(b) in relation to any date for payment or purchase of or calculation of an amount payable in a currency other than Euro, a day on which banks are open for general business in London, Paris, Munich, Dublin, New York and in the principal financial centre of the jurisdiction of each of the payer and the payee, and in the principal financial centre of the country of that currency; or
(c) in relation to any other date, a day on which banks are open for general business in London, Paris, Munich, Dublin, New York and in the principal financial centre of the jurisdiction in which the person(s) to whom the relevant provision relates operates, provided that for the purposes of any payment to be made:

i.	by a FleetCo or OpCo to a Manufacturer or Dealer;

ii.	by any Lessee to a Lessor;

iii.	by the Issuer to a FleetCo or the Subordinated Noteholder;

iv.	by the Subordinated Noteholder to the Issuer;

v.	by a FleetCo to the Issuer or the French Servicer on behalf of the FCT,
“Business Day” shall instead mean any day other than a Saturday or Sunday on which banks are open for general business in the principal financial centre of the jurisdiction of each of the payer and the payee.”

(e)	The definition of “Class A Maximum Principal Amount” shall be deleted in its entirety and replaced with the following:
““Class A Maximum Principal Amount” means €1,100,000,000; provided that such amount may be (i) reduced at any time and from time to time by the Issuer upon notice to each Class A Noteholder, the Administrative Agent, each Class A Conduit Investor and each Class A Committed Note Purchaser in accordance with the terms of the Issuer Facility Agreement, or (ii) increased at any time and from time to time upon the effective date for any Class A Investor Group Maximum Principal Increase.”

(f)	The definition of “Commitment Termination Date” shall be deleted in its entirety and replaced with the following:
““Commitment Termination Date” means 25 November 2021 or such later date designated in accordance with Clause 2.6 (Commitment Terms and Extensions of Commitments) of the Issuer Facility Agreement.”

(g)	Subject to Clause 7 of this Deed, the following limb (f) shall be added to the definition of “Dutch Carrying Charges”:
“; and (f) one twelfth of the Dutch Percentage of the Issuer Minimum Profit Amount.”

(h)	The definition of “ESMA” shall be included therein as follows:
““ESMA” means the European Securities and Markets Authority.”

(i)	The definition of “EU Securitisation Regulation” shall be deleted in its entirety and replaced with the following:
““EU Securitisation Regulation” means Regulation (EU) 2017/2402 together with any relevant regulatory and/or implementing technical standards adopted by the European Commission in relation thereto, any relevant regulatory and/or implementing technical standards applicable in relation thereto pursuant to any transitional arrangements made pursuant to Regulation (EU) 2017/2402, and, in each case, any guidelines or related documents published from time to time in relation thereto by the European Banking Authority or ESMA (or successor agency or authority) and adopted by the European Commission.”

(j)	The definition of “Final ESMA Reporting Templates” shall be included therein as follows:
““Final ESMA Reporting Templates” means the final draft reporting templates published by ESMA as part of the final draft reporting regulatory technical standards on 31 January 2019 (as amended by the reporting regulatory technical standards adopted by the European

Commission on 16 October 2019) or, immediately following the date the final reporting templates are adopted under the EU Securitisation Regulation, the final disclosure templates published by ESMA.”

(k)	The definition of “First Amendment Date” shall be included therein as follows:
““First Amendment Date” means the Amendment Date as defined in the amendment deed in respect of certain Related Documents dated ___ November 2019.”

(l)	Subject to Clause 7 of this Deed, the following limb (f) shall be added to the definition of “French Carrying Charges”:
“; and (f) one twelfth of the French Percentage of the Issuer Minimum Profit Amount.”

(m)	Subject to Clause 7 of this Deed, the following limb (f) shall be added to the definition of “German Carrying Charges”:
“; and (f) one twelfth of the German Percentage of the Issuer Minimum Profit Amount.”

(n)	The definition of “Investor Report” shall be included therein as follows:
““Investor Report” means a monthly report as then required by and in accordance with Article 7(1)(e) of the EU Securitisation Regulation in the form of the applicable ESMA reporting template equivalent to Annex 12 to the Final ESMA Reporting Templates.”

(o)	The definition of “Issuer Minimum Profit Amount” shall be included therein as follows:
““Issuer Minimum Profit Amount” means EUR 10,000 per annum.”

(p)	The definition of “Reference Rate Replacement Event” shall be included therein as follows:
““Reference Rate Replacement Event” means, in relation to a Reference Rate:

(a)	the methodology, formula or others means of determining that a Reference Rate has, in the opinion of the Required Noteholders and the Issuer Administrator materially changed;

(b)

(i)

(A)	the administrator of that Reference Rate or its supervisor publicly announces that such administrator is insolvent; or

(B)
information is published in any order, decree, notice, petition or filing, however described, of or filed with a court, tribunal, exchange, regulatory authority or similar administrative, regulatory or judicial body which reasonably confirms that the administrator of that Reference Rate is insolvent, provided that, in each case, at that time, there is no successor administrator to continue to provide that Reference Rate;

(ii)
the administrator of that Reference Rate publicly announces that it has ceased or will cease, to provide that Reference Rate permanently or indefinitely and, at that time, there is no successor administrator to continue to provide that Reference Rate;

(iii)	the supervisor of the administrator of that Reference Rate publicly announces that such Reference Rate has been or will be permanently or indefinitely discontinued; or

(iv)	the administrator of that Reference Rate or its supervisor announces that that Reference Rate may no longer be used; or

(c)
the administrator of that Reference Rate determines that that Reference Rate should be calculated in accordance with its reduced submissions or other contingency or fallback policies or arrangements and the circumstance(s) or event(s) leading to such determination are not (in the opinion of the Required Noteholders and the Issuer Administrator) temporary; or

(d)
in the opinion of the Required Noteholders and the Issuer Administrator, that Reference Rate is otherwise no longer appropriate for the purposes of calculating interest under the Issuer Facility Agreement.”

(q)	The definition of “Relevant Nominating Body” shall be included therein as follows:
““Relevant Nominating Body” means any applicable central bank, regulator or other supervisory authority or a group of them, or any working group or committee sponsored or chaired by, or constituted at the request of, any of them or the Financial Stability Board.”

(r)	The definition of “Replacement Reference Rate” shall be included therein as follows:
““Replacement Reference Rate” means a benchmark rate which is:

(a)	formally designated, nominated or recommended as the replacement for a Reference Rate by:

(i)	the administrator of that Reference Rate; or

(ii)	any Relevant Nominating Body,
and if replacements have, at the relevant time, been formally designated, nominated or recommended under both paragraphs, the “Replacement Benchmark” will be the replacement under paragraph (ii) above;

(b)	in the opinion of the Required Noteholders and the Issuer Administrator, generally accepted in the international financial markets as the appropriate successor to a Reference Rate; or

(c)	in the opinion of the Required Noteholders and the Issuer Administrator, an appropriate successor to a Reference Rate.”

(s)	The definition of “Retention Requirement Law” shall be deleted in its entirety and replaced with the following:
““Retention Requirement Law” means the EU Securitisation Regulation.”

(t)	The definition of “Risk Retention Letter” shall be deleted in its entirety and replaced with the following:
““Risk Retention Letter” means the risk retention letter entered into between the Issuer, the Retention Holder, Hertz and the Issuer Security Trustee originally dated 26 September 2018, as amended and restated on or about the First Amendment Date.”

(u)	Subject to Clause 7 of this Deed, the following limb (f) shall be added to the definition of “Spanish Carrying Charges”:
“; and (f) one twelfth of the Spanish Percentage of the Issuer Minimum Profit Amount.”

(v)	The definition of “Templates Effective Date” shall be included therein as follows:
““Templates Effective Date” means the date on which the final disclosure templates in respect of the EU Securitisation Regulation are adopted.”

3.3	Issuer Note Framework Agreement
The parties to this Deed agree that with effect from (and including) the Amendment Date, the following changes to the Issuer Note Framework Agreement will be made:

(a)	A new clause 10.6 will be included therein as follows:
10.6 EU Securitisation Regulation Reporting

(a)
On each Payment Date, commencing on the Payment Date following the Templates Effective Date, the Issuer (as the designated reporting entity under Article 7(2) of the EU Securitisation Regulation) shall cause the Issuer Administrator to prepare, on its behalf, and deliver to the Administrative Agent (for delivery to the Noteholders) and the relevant competent authorities in accordance with Article 7(1) of the EU Securitisation Regulation (subject to Article 43(8) of the EU Securitisation Regulation and any published guidance of the relevant regulatory or competent authorities):

(i)	the Asset Report pursuant to Article 7(1)(a) of the EU Securitisation Regulation; and

(ii)	the Investor Report pursuant to Article 7(1)(e) of the EU Securitisation Regulation.
For the avoidance of doubt, the obligation to prepare the Asset Report and the Investor Report shall not replace the obligation to produce the Noteholders' Monthly Statement pursuant to Clause 10.2(a) and, from the Amendment Date to the Templates Effective Date, the Noteholders agree that provision by the Issuer of the Noteholders' Monthly Statement shall be considered to discharge its obligations to produce the Asset Report and the Investor Report prior to the Templates Effective Date.

(b)
In accordance with the relevant timing requirements set out in the EU Securitisation Regulation, the Issuer (as the designated reporting entity under Article 7(2) of the EU Securitisation Regulation) shall cause the Issuer Administrator to prepare, on its behalf, and deliver to the Administrative Agent (for delivery to the Noteholders) and the relevant competent authorities in accordance with Article 7(1) of the EU Securitisation Regulation (subject to Article 43(8) of the EU Securitisation Regulation and any published guidance of the relevant regulatory or competent authorities):

(i)	all underlying documentation required pursuant to Article 7(1)(b) of the EU Securitisation Regulation;

(ii)	a transaction summary pursuant to Article 7(1)(c) of the EU Securitisation Regulation;

(iii)	any information required pursuant to Articles 7(1)(f) and (g) of the EU Securitisation Regulation, in accordance with the relevant timing requirements.

(c)
Following the Templates Effective Date, the Issuer (as the designated reporting entity under Article 7(2) of the EU Securitisation Regulation) shall, upon receipt of a written request from a Committed Note Purchaser, cause the Issuer Administrator to prepare, on its behalf, and deliver to such Committed Note Purchaser:

(i)	on any Payment Date, an ABCP Asset Report pursuant to Article 7(1)(a) of the EU Securitisation Regulation; and

(ii)	on any Payment Date, an ABCP Investor Report pursuant to Article 7(1)(e) of the EU Securitisation Regulation.

(d)
Following the Templates Effective Date, the Issuer (as the designated reporting entity under Article 7(2) of the EU Securitisation Regulation) shall, upon receipt of a written request from a Committed Note Purchaser, cause the Issuer Administrator to prepare, on its behalf, and deliver to such Committed Note Purchaser any other materially relevant data that is in the possession of (or can reasonably be obtained by) the Issuer or the Issuer Administrator, as may be reasonably required by that Committed Note Purchaser to comply with its reporting requirements under Article 7 of the EU Securitisation Regulation; provided that the obligation in this clause 10.6(c)(iii) shall be subject to clause 11.3 of the Issuer Facility Agreement and shall not apply to the extent that any such disclosure is either (y) not permitted by any court of competent jurisdiction, or (z) contrary to any applicable law or regulation; and provided further that the Issuer shall not be in breach of the obligations under this clause 10.6(d) if it fails to so comply due to events, actions or circumstances beyond its control after having used all reasonable efforts to comply with the relevant requirements applicable to it under the Securitisation Regulation.

3.4	Dutch Facility Agreement
The parties to this Deed agree that with effect from (and including) the Amendment Date, the following changes to the Dutch Facility Agreement will be made:

(a)	The third sentence of Clause 2.3(b) shall be deleted in its entirety and replaced with the following:
“Proceeds from any Advance shall be remitted to the Dutch Transaction Account or shall be used to make payments to Manufacturers for the purchase of Vehicles at the direction of Dutch FleetCo in accordance with the related Advance Request.”

3.5	French Facility Agreement
The parties to this Deed agree that with effect from (and including) the Amendment Date, the following changes to the French Facility Agreement will be made:

(a)	The third sentence of Clause 2.3(b) shall be deleted in its entirety and replaced with the following:
“Proceeds from any Advance shall be remitted to the French Transaction Account or shall be used to make payments to Manufacturers for the purchase of Vehicles at the direction of French FleetCo in accordance with the related Advance Request.”

3.6	German Facility Agreement
The parties to this Deed agree that with effect from (and including) the Amendment Date, the following changes to the German Facility Agreement will be made:

(a)	The third sentence of Clause 2.3(b) shall be deleted in its entirety and replaced with the following:
“Proceeds from any Advance shall be remitted to the German Transaction Account at the direction of German FleetCo in accordance with the related Advance Request.”

3.7	Spanish Facility Agreement
The parties to this Deed agree that with effect from (and including) the Amendment Date, the following changes to the Spanish Facility Agreement will be made:

(a)	The third sentence of Clause 2.3(b) shall be deleted in its entirety and replaced with the following:
“Proceeds from any Advance shall be remitted to the Spanish Transaction Account or shall be used to make payments to Manufacturers for the purchase of Vehicles at the direction of Spanish FleetCo in accordance with the related Advance Request.”

3.8	Interest Rate Cap
The parties to this Deed agree that with effect from (and including) the Amendment Date, the Issuer shall either amend the existing Interest Rate Cap Documents or acquire one or more additional Interest Rate Caps, in each case, in accordance with Clause 4.4(a)(i) (Requirement to Obtain Interest Rate Caps) of the Issuer Facility Agreement.

3.9	Risk Retention Letter
The parties to this Deed agree that with effect from (and including) the Amendment Date, the Risk Retention Letter shall be amended and restated in the form set out in Schedule 2 (Amended and Restated Risk Retention Letter).

3.10	Dutch Deed of Non-Possessory Pledge of Vehicles
The parties to this Deed agree that, with effect from the Amendment Date, Dutch FleetCo and the Dutch Security Trustee shall enter into a Dutch law governed amendment deed, which attaches thereto the amended and restated Dutch Deed of Non-Possessory Pledge of Vehicles.

4	CLASS A MAXIMUM INVESTOR GROUP PRINCIPAL AMOUNT INCREASE

4.1	The parties to this Deed agree that with effect from (and including) the Amendment Date:

(a)	the Class A Maximum Principal Amount shall be increased as set out in Clause 3 (Amendments) hereto;

(b)	the Class A Maximum Investor Group Principal Amount for each Class A Investor Group shall be the Class A Maximum Investor Group Principal Amounts set out in Schedule 3 hereto;

(c)	Schedule 2 to the Issuer Facility Agreement shall be deleted in its entirety and replaced with Schedule 3 hereto.

4.2
Notwithstanding any provision of the Related Documents including, without limitation, Clause 2.1(d) (Investor Group Maximum Principal Increase) of the Issuer Facility Agreement, the Issuer, each Class A Funding Agent and the Administrative Agent agree that they are deemed to have received the required notice contemplated pursuant to the Related Documents in connection with this Clause 4 (Class A Maximum Investor Group Principal Amount Increase).

5	EU SECURITISATION REGULATION REPORTING

5.1
The Issuer and the Issuer Administrator agree that the Issuer shall, promptly following the Amendment Date, cause the Issuer Administrator to, in consultation with the Administrative Agent, commence preparation of draft forms of the Asset Report, the Investor Report, the ABCP Asset Report and the ABCP Investor Report; and use reasonable endeavours to provide copies of such draft reports to the Administrative Agent within 4 weeks following the date of this Deed.

6	LIQUIDATION CO-ORDINATOR REPORT

6.1
On or prior to the Payment Date occurring in March 2020, the Issuer Administrator shall cause the Liquidation Co-Ordinator to deliver supplements to the prior internal summary note reports prepared by the Liquidation Co-Ordinator in respect of the Netherlands, France, Germany and Spain dated August 2018 in a form reasonably acceptable to the Issuer Administrator and the Administrative Agent.

6.2
Clause 6.1 above shall not create any obligations on the Liquidation Co-Ordinator under this Deed. The delivery of the supplements referred to in Clause 6.1 above shall be governed by the terms of the engagement letter to be agreed by the Liquidation Co-Ordinator and the Issuer Administrator.

7	ISSUER MINIMUM PROFIT AMOUNT

7.1	The parties to this Deed agree that on the Payment Date falling in November 2019 (or such other date as agreed between the Issuer, the Issuer Administrator and the Administrative Agent) only:

(a)	the Dutch Carrying Charge set out at limb (f) of the definition thereof shall be eleven twelfths of the Dutch Percentage of the Issuer Minimum Profit Amount;

(b)	the French Carrying Charge set out at limb (f) of the definition thereof shall be eleven twelfths of the French Percentage of the Issuer Minimum Profit Amount;

(c)	the German Carrying Charge set out at limb (f) of the definition thereof shall be eleven twelfths of the German Percentage of the Issuer Minimum Profit Amount;

(d)	the Spanish Carrying Charge set out at limb (f) of the definition thereof shall be eleven twelfths of the Spanish Percentage of the Issuer Minimum Profit Amount; and

(e)	the Issuer shall receive, pursuant to clause 5.3(c) of the Issuer Facility Agreement, eleven twelfths of the Issuer Minimum Profit Amount.

8	FURTHER ASSURANCE AND CONTINUING SECURITY

(a)
Each party to this Deed hereto hereby agrees for the benefit of each other party to this Deed that it shall do all acts and things reasonably necessary or reasonably desirable to give effect to the matters effected or to be effected pursuant to this Deed.

(b)	The Issuer and each FleetCo agree (and each Security Trustee acknowledges) that, save as otherwise set out in this Deed:

(i)	the Security contained or granted pursuant to the Issuer Security Documents and the FleetCo Security Documents shall remain in force as a continuing security to the Security Trustees (as applicable);

(ii)	the liabilities and obligations of each FleetCo arising under the Related Documents as amended by the terms of this Deed shall form part of (but do not limit) the FleetCo Secured Obligations; and

(iii)	the liabilities and obligations of the Issuer arising under the Related Documents as amended by the terms of this Deed shall form part of (but do not limit) the Issuer Secured Obligations.

(c)
The Issuer confirms that, with effect from (and including) the Amendment Date, the indemnities set out in Section 11.4 (Payment of Costs and Expenses: Indemnification) of the Issuer Facility Agreement shall apply in full force and effect and extend to the liabilities and obligations of the Issuer under the Related Documents including, for the avoidance of doubt, its obligations under Article 7 of the EU Securitisation Regulation.

(d)
The Guarantor confirms for the benefit of Dutch FleetCo, French FleetCo, German FleetCo and Spanish FleetCo that with effect from the Amendment Date, all of the guarantee and indemnity obligations under the THC Guarantee and Indemnity shall:

(i)
remain in full force and effect notwithstanding the designation of any new document as a Related Document or any additions, amendments, novation, substitution, or supplements of or to the Related Documents and the imposition of any amended, new or more onerous obligations under the Related Documents in relation to each Lessee, each Servicer and each Administrator (including, but not limited to, the amendments referred to in Clause 3 (Amendments) of this Deed); and

(ii)	extend to all new obligations assumed by each Lessee, each Servicer and each Administrator under any amended or new Related Document as a result of this Deed.

(e)
Each of the parties to this Deed agrees and confirms that the provisions of the Related Documents shall continue in full force and effect with the amendments made by this Deed. Further, nothing in this Deed:

(i)	prejudices or adversely affects any right, power, discretion or remedy arising under any Related Document before the Amendment Date; or

(ii)	discharges, releases or otherwise affects any liability or obligation arising under a Related Document before the Amendment Date.

9	NOTICES

9.1	Communications in writing
Any communication to be made under or in connection with this Deed shall be made in writing and, unless otherwise stated, may be made by facsimile or letter.

9.2	Addresses
Any communication to be made under or in connection with this Deed shall be sent to the address, email address or facsimile number (and the department or officer, if any, for whose attention the communication is to be made) of the interested party set out in Schedule 4 to this Deed, or any substitute address, email address, facsimile number or department or officer as the relevant party may notify to the other parties by not less than five (5) Business Days’ notice.

9.3	Delivery

(a)	Any notice or communication made or delivered by one person to another under or in connection with this Deed shall:

(i)	given in person shall be deemed delivered on the date of delivery of such notice;

(ii)	given by first class mail shall be deemed given five (5) days after the date that such notice is mailed;

(iii)	delivered by e-mail or facsimile (other than in the case of the Issuer Security Trustee or any FleetCo Security Trustee) shall be deemed given on the date of delivery of such notice; and

(iv)	delivered by overnight air courier shall be deemed delivered one Business Day after the date that such notice is delivered to such overnight courier.

(b)
Any notice or communication which is received after 4.00 p.m. (in the location of the applicable addressee) on any particular day or on a day on which commercial banks and foreign exchange markets do not settle payments in the location of the addressee shall be deemed to have been received and shall take effect from 10.00 a.m. on the next following Business Day.

9.4	English language

(a)	Unless otherwise provided, any notice given under or in connection with this Deed must be in English.

(b)	All other documents provided under or in connection with this Deed must be:

(i)	in English; or

(ii)
if not in English, and if so required by any party thereto, accompanied by a certified English translation and, in this case, the English translation will prevail unless the document is a constitutional, statutory or other official document.

10	PARTIAL INVALIDITY
If, at any time, any provision hereof is or becomes illegal, invalid or unenforceable in any respect under any law of any jurisdiction, neither the legality, validity or enforceability of the remaining provisions nor the legality, validity or enforceability of such provision under the law of any other jurisdiction will in any way be affected or impaired.

11	REMEDIES AND WAIVERS
No failure to exercise, nor any delay in exercising, on the part of any party to this Deed, any right or remedy under this Deed shall operate as a waiver, nor shall any single or partial exercise of any right or remedy prevent any further or other exercise or the exercise of any other right or remedy. The rights and remedies provided in this Deed may be exercised as often as necessary, are cumulative and not exclusive of any rights or remedies provided by law and may be waived only in writing and specifically.

12	COSTS AND EXPENSES
The Issuer agrees to pay all reasonable expenses of the Security Trustees, Administrative Agent, each Funding Agent, each Conduit Investor and each Committed Note Purchaser party hereto in connection with the preparation, execution and delivery of this Deed and the other documents to be delivered hereunder, including, without limitation, the reasonable fees and out of pocket expenses of counsel for the Security Trustees, the Administrative Agent, each Funding Agent, each Conduit Investor and each Committed Note Purchaser party hereto, in accordance with the terms of the applicable Related Documents.

13	MODIFICATIONS
No amendment of any provision of this Deed shall be effective unless such amendment is in writing and signed by each of the parties hereto.

14	COUNTERPARTS
This Deed may be executed in any number of counterparts, and this has the same effect as if the signatures on the counterparts were on a single copy of this Deed.

15	SECURITY TRUSTEE PROVISIONS

(a)
Each person that is party to this Deed and is a Required Noteholder by its signing of this Deed hereby authorises, requests, directs and empowers the Issuer Security Trustee to enter into this Deed, and to perform the transactions that this Deed contemplates, pursuant to clause 7 of the Issuer Security Trust Deed.

(b)
The Issuer Security Trustee by its signing of this Deed hereby authorises, requests, directs and empowers the Dutch Security Trustee, the French Security Trustee, the German Security Trustee and the Spanish Security Trustee to enter into this Deed, and to perform the transactions that this Deed contemplates, pursuant to clause 7 of the Dutch Security Trust Deed, the French Security Trust Deed, the German Security Trust Deed and the Spanish Security Trust Deed respectively.

(c)
Each party to this Deed waives for the purposes of the amendments set out in clause 3 (Amendments) above, any and all formalities described in and required by the Security Trustees in the Related Documents in connection with the execution of this Deed (provided that, in the case of the Issuer Security Trustee, it is acknowledged by the parties hereto that such waiver is made at the direction of the Required Noteholders, and in the case of the Dutch Security Trustee, the French Security Trustee, the German Security Trustee and the Spanish Security Trustee at the direction of the Issuer Security Trustee, each of whom by signing this Deed makes and acknowledges such directions).

(d)
Each party to this Deed discharges and exonerates each Security Trustee from any and all liability for which it may have become or may become responsible under the Related Documents in respect of the execution of this Deed or the implementation thereof.

16	GOVERNING LAW
This Deed, and any non-contractual obligations arising out of or in connection with it, shall be governed by the laws of England and Wales.

17	ENFORCEMENT

17.1	Jurisdiction of the English courts

(a)
The parties agree that the courts of England have exclusive jurisdiction to hear and settle any action, suit, proceeding or dispute arising out of or in connection with this Deed and therefore irrevocably submit to the jurisdiction of those courts.

(b)	The parties agree that the courts of England are an appropriate and convenient forum to settle disputes between them and, accordingly, the parties will not argue to the contrary.

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17.2	Service of process
Each of the Issuer, the Subordinated Noteholder, the Guarantor, Dutch FleetCo, Dutch OpCo, French FleetCo, French OpCo, German FleetCo, German OpCo, Spanish FleetCo and Spanish OpCo agrees that the process by which any proceedings arising out of or in connection with this Deed or any other Related Document may be served on it is by being delivered to Hertz Europe Limited of Hertz House, 11 Vine Street, Uxbridge, Middlesex UB8 1QE and if the appointment of a process agent by a party ceases to be effective, each such party shall immediately appoint another person in England as its process agent in respect of this Deed and notify the other parties of the appointment and, if such party to a Related Document fails to appoint such further person, the Issuer Security Trustee may appoint another agent for this purpose. Each of the Issuer, the Subordinated Noteholder, Dutch FleetCo, Dutch OpCo, French FleetCo, French OpCo, German FleetCo, German OpCo, Spanish FleetCo and Spanish OpCo further agrees that failure by an agent for service of process to notify such party to a Related Document of such process will not invalidate the proceedings concerned.

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SCHEDULE 1
CONDITIONS PRECEDENT

1	A copy of a resolution of the board of directors of the Issuer, the Issuer Administrator, each FleetCo and each OpCo (for the purposes of this Schedule 1, the “Hertz Entities”):

(a)	approving the execution, delivery and performance of this Deed and the terms and conditions thereof;

(b)	authorising a named person or persons to execute this Deed; and

(c)	authorising a named person or persons, on its behalf, to sign and/or despatch all documents and notices to be signed and/or despatched by it under or in connection with this Deed.

2	A power of attorney of the Hertz Entities.

3	A corporate certificate of the Hertz Entities in the agreed form.

4	A solvency certificate of the Issuer, each FleetCo and each OpCo.

5	Upfront fee letter executed by each party to it.

6	Programme fee letter executed by each party to it.

7	Risk retention letter executed by each party to it.

8	A transaction summary in the agreed form.

9	English law legal opinion from Weil, Gotshal & Manges (London) LLP in respect of:

(a)	the enforceability of this Deed, the upfront fee letter, the program fee letter and the risk retention letter; and

(b)	the capacity of the Issuer Administrator to enter into this Deed.

10	Dutch law legal opinion from Linklaters LLP in respect of:

(a)	the enforceability of the deed of amendment and restatement in respect of the Dutch Deed of Non-Possessory Pledge of Vehicles; and

(b)	the capacity of the Issuer, Hertz Holdings Netherlands B.V., Dutch FleetCo, Dutch OpCo and Spanish FleetCo to enter into this Deed.

11	French law legal opinion from Linklaters LLP in respect of the capacity of French FleetCo and French OpCo to enter into this Deed.

12	German law legal opinion from Linklaters LLP in respect of the capacity of German OpCo to enter into this Deed.

13	Irish law legal opinion from A&L Goodbody Solicitors in respect of the capacity of German FleetCo to enter into this Deed.

14	Spanish law legal opinion from Linklaters, S.L.P. in respect of the capacity of Spanish OpCo to enter into this Deed.

15	In-house capacity opinion from The Hertz Corporation in respect of the capacity of The Hertz Corporation to enter into this Deed.

16	This Deed duly executed by each party to it.
SCHEDULE 2
AMENDED AND RESTATED RISK RETENTION LETTER

SCHEDULE 3
SCHEDULE 2 TO THE ISSUER FACILITY AGREEMENT: CONDUIT INVESTORS AND COMMITTED NOTE PURCHASERS

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as a Class A Committed Note Purchaser
Class A Initial Investor Group Principal Amount: €120,000,000
Class A Committed Note Purchaser Percentage: 16.00%
Class A Maximum Investor Group Principal Amount: €176,000,000
Class A Initial Advance Amount: €120,000,000
CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as a Class A Funding Agent and a Class A Committed Note Purchaser

MATCHPOINT FINANCE PLC, as a Class A Committed Note Purchaser and Class A Conduit Investor
Class A Initial Investor Group Principal Amount: €90,000,000
Class A Committed Note Purchaser Percentage: 12.00%
Class A Maximum Investor Group Principal Amount: €132,000,000
Class A Initial Advance Amount: €90,000,000
BNP PARIBAS S.A., as a Class A Funding Agent for MATCHPOINT FINANCE PLC, as a Class A Committed Note Purchaser and Class A Conduit Investor

DEUTSCHE BANK AG, LONDON BRANCH, as a Class A Committed Note Purchaser
Class A Initial Investor Group Principal Amount: €90,000,000
Class A Committed Note Purchaser Percentage: 12.00%
Class A Maximum Investor Group Principal Amount: €132,000,000
Class A Initial Advance Amount: €90,000,000
DEUTSCHE BANK AG, LONDON BRANCH, as a Class A Funding Agent and a Class A Committed Note Purchaser

HSBC FRANCE, as a Class A Committed Note Purchaser
Class A Initial Investor Group Principal Amount: €90,000,000
Class A Committed Note Purchaser Percentage: 12.00%
Class A Maximum Investor Group Principal Amount: €132,000,000
Class A Initial Advance Amount: €90,000,000
HSBC FRANCE, as a Class A Funding Agent and a Class A Committed Note Purchaser

SHEFFIELD RECEIVABLES COMPANY LLC, as Class A Conduit Investor
BARCLAYS BANKS PLC, as a Class A Committed Note Purchaser
Class A Initial Investor Group Principal Amount: €90,000,000
Class A Committed Note Purchaser Percentage: 12.00%
Class A Maximum Investor Group Principal Amount: €132,000,000
Class A Initial Advance Amount: €90,000,000
BARCLAYS BANKS PLC, as a Class A Funding Agent and a Class A Committed Note Purchaser, for SHEFFIELD RECEIVABLES COMPANY LLC, as a Conduit Investor

MANAGED AND ENHANCED TAP (MAGENTA) FUNDING S.T., as a Class A Committed Note Purchaser and Class A Conduit Investor
Class A Initial Investor Group Principal Amount: €90,000,000
Class A Committed Note Purchaser Percentage: 12.00%
Class A Maximum Investor Group Principal Amount: €132,000,000
Class A Initial Advance Amount: €90,000,000
NATIXIS CIB, as a Class A Funding Agent, for MANAGED AND ENHANCED TAP (MAGENTA) FUNDING S.T., as a Class A Committed Note Purchaser and Class A Conduit Investor

IRISH RING RECEIVABLES PURCHASER DESIGNATED ACTIVITY COMPANY, as a Class A Conduit Investor
ROYAL BANK OF CANADA (LONDON BRANCH), as a Class A Committed Note Purchaser
Class A Initial Investor Group Principal Amount: €90,000,000
Class A Committed Note Purchaser Percentage: 12.00%
Class A Maximum Investor Group Principal Amount: €132,000,000
Class A Initial Advance Amount: €90,000,000
ROYAL BANK OF CANADA, LONDON BRANCH, as a Class A Funding Agent and Class A Committed Note Purchaser for IRISH RING RECEIVABLES PURCHASER DESIGNATED ACTIVITY COMPANY, as a Class A Conduit Investor

GRESHAM RECEIVABLES (NO. 32) UK LIMITED, as a Class A Committed Note Purchaser and a Class A Conduit Investor
Class A Initial Investor Group Principal Amount: €90,000,000
Class A Committed Note Purchaser Percentage: 12.00%
Class A Maximum Investor Group Principal Amount: €132,000,000
Class A Initial Advance Amount: €90,000,000
LLOYDS BANK PLC, as a Class A Funding Agent for GRESHAM RECEIVABLES (NO. 32) UK LIMITED, as a Class A Committed Note Purchaser and a Class A Conduit Investor

SCHEDULE 4
NOTICE DETAILS

NAME OF PARTY	ADDRESS AND NOTICE DETAILS
Issuer, Dutch Noteholder, FCT Noteholder, German Noteholder and Spanish Noteholder
INTERNATIONAL FLEET FINANCING NO. 2 B.V.	Address: Fourth Floor 3 George’s Dock IFSC Dublin 1, Ireland Tel: +353 1 612 5555 Fax: +353 1 612 5550 Email: ireland@wilmingtontrust.com
Dutch OpCo, Dutch Lessee, Dutch Administrator and Dutch Servicer
HERTZ AUTOMOBIELEN NEDERLAND B.V.	Address: Siriusdreef 62, 2132 WT Hoofddorp The Netherlands Email: bdavies@hertz.com/fbagchi@hertz.com Attention: Bryn Davies / Falguni Bagchi
Dutch FleetCo and Dutch Lessor
STUURGROEP FLEET (NETHERLANDS) B.V.
Address: Siriusdreef 62, 2132
      WT Hoofddorp
      The Netherlands
Email: bdavies@hertz.com/fbagchi@hertz.co
Attention: Bryn Davies / Falguni Bagchi

With a copy to the board of directors:
INTERTRUST MANAGEMENT B.V.

Address: Prins Bernhardplein 200
      1097 JB Amsterdam
      The Netherlands
Telephone: +31 20 521 4777
Fax: +31 20 521 4832
Email: NL-dutchfleetco@intertrustgroup.com
Attention: Floor Coomans-Piscaer and Kristina Adamovich

Spanish FleetCo and Spanish Lessor

STUURGROEP FLEET (NETHERLANDS) B.V. SUCURSAL EN ESPAÑA
Address: Calle Jacinto Benavente
      2, Edificio B, 3ª planta
      Las Rozas de Madrid, Madrid
      Spain
Telephone: +34 91 509 73 00
Email: mporrero@hertz.com / bdavies@hertz.com /
      fbagchi@hertz.com
Attention: Maria José Porrero Valor / Bryn Davies /
      Falguni Bagchi

With a copy to the board of directors:
INTERTRUST MANAGEMENT B.V.

Address: Prins Bernhardplein 200
      1097 JB Amsterdam
      The Netherlands
Telephone: +31 20 521 4777
Fax: +31 20 521 4832
Email: NL-dutchfleetco@intertrustgroup.com
Attention: Floor Coomans-Piscaer and Kristina Adamovich

French OpCo, French Lessee, French Administrator and French Servicer
HERTZ FRANCE S.A.S.	Address: 1/3 avenue Westphalie Immeuble Futura 3 78180 Montigny Le Bretonneux, France Email: bdavies@hertz.com / fbagchi@hertz.com Attention: Bryn Davies / Falguni Bagchi
French FleetCo and French Lessor
RAC FINANCE S.A.S.
Address: 172 avenue Marcel Dassault
      60000 Beauvais
      France
Email: bdavies@hertz.com / fbagchi@hertz.com
Attention: Bryn Davies / Falguni Bagchi

With a copy to
TMF France Management SARL, President
Email: yvette.van.loon@TMF-Group.com

Spanish OpCo, Spanish Lessee, Spanish Administrator and Spanish Servicer

HERTZ DE ESPANA S.L.U.
Address: Calle Jacinto Benavente
      2, Edificio B, 3ª planta
      Las Rozas de Madrid, Madrid
      Spain
Telephone: +34 91 509 73 00
Email: mporrero@hertz.com / bdavies@hertz.com /
      fbagchi@hertz.com
Attention: Maria José Porrero Valor / Bryn Davies /
      Falguni Bagchi
With a copy to the board of directors:
INTERTRUST MANAGEMENT B.V.

Address: Prins Bernhardplein 200
      1097 JB Amsterdam
      The Netherlands
Telephone: +31 20 521 4777
Fax: +31 20 521 4832
Email: NL-dutchfleetco@intertrustgroup.com
Attention: Floor Coomans-Piscaer and Kristina Adamovich

German OpCo, German Lessee, German Administrator and German Servicer
HERTZ AUTOVERMIETUNG GMBH	Address: Ludwig-Erhard-Strasse 12, 65760 Eschborn, Germany Email: bdavies@hertz.com / fbagchi@hertz.com Attention: Bryn Davies/Falguni Bagchi
German FleetCo and German Lessor
HERTZ FLEET LIMITED
Address: Hertz Europe Service Centre
      Swords Business Park, Swords,
      Co. Dublin
      Ireland
Tel: 00353 1 649 2000
Fax: 00353 1 649 2649
Email: bdavies@hertz.com / fbagchi@hertz.com
Attention: Bryn Davies / Falguni Bagchi

With a copy to:
Email: Ireland@WilmingtonTrust.com/ GSL@algoodbody.com
Attention: The Directors

FCT Management Company on behalf of FCT Yellow CAR
EUROTITRISATION S.A.	Address: 12 rue James Watt 93200 Saint Denis France Telephone: +33 1 74 73 04 74 Facsimile: +33 1 74 73 04 51 Email: fctyellowcar@eurotitrisation.fr Attention: FCT Manager
FCT Custodian
BNP PARIBAS SECURITIES SERVICES	Address: ACI: CKA02B1 3, 5, 7 rue Général Compans 93500 Pantin, France Email: paris_bp2s_fdo_titrisation@bnpparibas.com Attention: Contrôle Dépositaire France Equipe
FCT Registrar

BNP PARIBAS SECURITIES SERVICES	Address: 3, 5, 7 rue Général Compans 93500 Pantin Email: paris_bp2s_support_clients_fcpr_opci@bnpparibas.com Attention: Clients FCPR OPCI
FCT Paying Agent
BNP PARIBAS SECURITIES SERVICES	Address: AFS-FCPR-FCPI processing 9, rue du débarcadère 93500 Pantin E-mail: paris_bp2s_support_clients_fcpr_opci@bnpparibas.com Attention: FCT Yellow CAR
FCT Account Bank
BNP PARIBAS SECURITIES SERVICES
Address: 3, 5, 7 rue Général Compans
      93500 Pantin
Fax: +33 1 55 77 78 90 (securities instruction)
Fax: +33(0) 1 42 98 41 94 (cash instruction)
Email: paris_bp2s_mc_do_settlement@bnpparibas.com
      (securities instruction)
      CAM.FCT@bnpparibas.com
(cash instruction)

German Account Bank (German Branch)
BNP PARIBAS S.A., NIEDERLASSUNG DEUTSCHLAND	Address: Europa-Allee 12 60327 Frankfurt am Main Telephone: +49 (0) 69 7193 1002 Fax: +49 (0) 69 7193 849561 Email: csd_germany@bnpparibas.com Attention: Ana Tomas
French Account Bank
BNP PARIBAS S.A.
Address: Centre d’Affaires La Defense Entreprises
                           85-93 Rue des Trois Fontanot
      92000 Nanterre
Telephone: +33 (0) 1 47 67 53 34
Fax: +33 (0) 1 47 67 53 09
Email: celine.vachez@bnpparibas.com
Attention: Céline Vachez

Issuer Account Bank and German Account Branch (Irish Branch)
BNP PARIBAS S.A., DUBLIN BRANCH
Address: 5 George’s Dock
      IFSC
      Dublin 1
Telephone: +353 (0) 1612 5000
Fax: +353 1 612 5100
Email: dl.dublin.legal@bnpparibas.com /
      emer.gallagher@bnpparibas.com
Attention: BNPP Dublin Branch Legal Team / Emer Gallagher

Dutch Account Bank

BNP PARIBAS S.A., NETHERLANDS BRANCH
Address: Herengracht 595,
      1017 CE Amsterdam
      The Netherlands
Telephone: +31 (0) 20 5501 384
Fax: +31 20 5501 307
Email: robbert.dooijes@bnpparibas.com/
/asd_cmd@bnpparibas.com

Attention: Robbert Dooijes (Senior Cash Management Officer)

Trustee of the Hertz Funding France Trust
SANNE TRUSTEE SERVICES LIMITED	Address: IFC 5 St. Helier Jersey JE1 1ST Channel Islands Telephone: +44 1534 700 925 Fax: +44 1534 769 770 Email: laura.tadier@sannegroup.com Attention: Laura Tadier
Issuer Security Trustee, Dutch Security Trustee, French Security Trustee, German Security Trustee and Spanish Security Trustee
BNP PARIBAS TRUST CORPORATION UK LIMITED	Address: 10 Harewood Avenue London NW1 6AA United Kingdom Tel: +44 (0) 20 7595 5078 Email: trustee.london@bnpparibas.com
Issuer Administrator
HERTZ EUROPE LIMITED	Address: Hertz House 11 Vine Street Uxbridge UB8 1QE United Kingdom Email: bdavies@hertz.com / fbagchi@hertz.com Attention: Bryn Davies/Falguni Bagchi
French Lender and FCT Servicer
BNP PARIBAS S.A.
Address: ACI: CAA05B1 – 3
      rue d’Antin, 75002
      Paris
Tel: +33 (0)1 42 98 19 40 / +33 (0) 1 55 77 47 36
Fax: +33 (0) 1 42 98 60 02
Email: paris_cib_sec_hertz@bnpparibas.com / jerome.eschbach@bnpparibas.com /
      eric.moulinet @bnpparibas.com
Attention: Jérôme Eschbach / Eric Moulinet

Administrative Agent, Class A Committed Note Purchaser and Class A Funding Agent

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK
Address: 12 Place des Etats-Unis
      CS 70052
      92547 Montrouge Cedex
      France
Telephone: +33 1 57 87 17 48 (Carole D’Haeyere)
      or +33 1 57 87 25 26 (Sarah Abounour)
      or +33 1 41 89 87 35 (Stephane Boitéux)
Fax: +33 1 57 87 17 58
Email: mo_titrisation_cacib@ca-cib.com /
      carole.dhaeyere@ca-cib.com /
       sarah.abounour@ca-cib.com /
      dienaba.haidara@ca-cib.com /
      philippe.favre@ca-cib.com
Attention: Mo Securitization Cacib/
      Carole D’haeyere / Stephane Boitéux

Guarantor
THE HERTZ CORPORATION	Address: 8501 Williams Road Estero, Florida 33928 Tel: +1 201 307 2607 Fax: +1 866 444 2755 Attention: Treasurer

With copies to:

Address:   The Hertz Corporation
      8501 Williams Road
      Estero, Florida 33928
Telephone: +1 239 301 7290
Fax: +1 866 888 3765
Attention: General Counsel

Address: The Hertz Corporation
      255 Brae Boulevard
      Park Ridge, NJ 07656
Telephone: +1 201 307 2000
Fax: +1 201 307 2746
Attention: Treasury Department

Issuer Back-Up Administrator, Dutch Back-Up Administrator, French Back-Up Administrator, German Back-Up Administrator and Spanish Back-Up Administrator
TMF SFS MANAGEMENT B.V.
Address: Herikerbergweg 238
      1101 CM Amsterdam
      The Netherlands
Telephone: +31(0) 20 5755600
Fax: +31 (0)20 6730016
Email: AMS.Secretary.SFS@TMG-Group.com
                            Jakob.Boonman@tmf-group.com
                            Desire.Waijeret-Doffer@tmf-group.com
      (“Hertz Issuer Back-Up Administrator” in
      subject line)
Attention: The Managing Director

Dutch Liquidation Co-ordinator, French Liquidation Co-ordinator, German Liquidation Co-ordinator and Spanish Liquidation Co-ordinator
KPMG LLP	Address: 15 Canada Square London, E14 5GL United Kingdom Telephone: +44 7976 323262 Email: Craig.Masters@kpmg.co.uk / Ed.Boyle@kpmg.co.uk / ProjectMalachite@kpmg.co.uk Attention: Craig Masters
Registrar
BNP PARIBAS SECURITIES SERVICES, LUXEMBOURG BRANCH
Attention: Corporate Trust Operations
Address: 60, avenue J.F. Kennedy
               L-1855 Luxembourg
               (Postal Address : L – 2085 Luxembourg)
Tel: +352 2696 2000
Fax: +352 2696 97 57
Email: lux.ostdomiciliees@bnpparibas.com

Class A Conduit Investor and Class A Committed Note Purchaser
MATCHPOINT FINANCE PLC	Address: 4th Floor 25–28 Adelaide Road Dublin 2 Ireland Telephone: +353 1 605 3000 Fax: +353 1 605 3010 Email: john.hetherington@marsh.com/ alessandro.bortolin@marsh.com Attention: The Directors
Class A Funding Agent
BNP PARIBAS S.A.
Address: 10 Harewood Avenue
      London
      NW1 6AA
      United Kingdom
Telephone: +44 20 7595 3104/ 0459/ 5761
Fax: +44 20 7595 5079
Email: dl.sec_mp_mgt@uk.bnpparibas.com
Attention: Asset Finance and Securitisation (Conduit)

Class A Committed Note Purchaser and Class A Funding Agent
DEUTSCHE BANK AG, LONDON BRANCH
Address: Winchester House
      1 Great Winchester Street
      London
      EC2N 2DB
      United Kingdom
Telephone: 0207 5450917
Fax: 0207 5459763
Email: Gareth.James@db.com/ Harlan.Rothman@db.com/
      Fei.Qi@db.com
Attention: Gareth James/ Harlan Rothman/ Fei Qi

Class A Conduit Investor

SHEFFIELD RECEIVABLES COMPANY LLC
Address: 68 South Service Road
      Suite 120
      Melville
      NY 11747
      USA
Telephone: +1 212 412 6736/ +1 212 412 5669/ +44 20 7773 7956
Fax + 44 20 773 7963
Email: sean.white2@barclays.com/
      Charles.siew@barclays.com /
      Joseph.Muscari@barclays.com
      barcapconduitops@barclayscapital.com
Attention: Sean White/ Charles Siew/ Joseph Muscari

Class A Committed Note Purchaser and Class A Funding Agent
BARCLAYS BANK PLC
Address: 5 The North Colonnade
      Canary Wharf
      London
      E14 4BB
Telephone: +1 212 412 6736/ +1 212 412 5669/ +44 20 7773 7956
Fax: + 44 20 773 7963
Email: sean.white2@barclays.com/
      Charles.siew@barclays.com /
      Joseph.Muscari@barclays.com /
      barcapconduitops@barclayscapital.com
Attention: Sean White/ Charles Siew/ Joseph Muscari

Class A Committed Note Purchaser and Class A Funding Agent
HSBC FRANCE
Address: 103 avenue des Champs-Elysées
      75008 Paris
      France
Telephone: + 33 (0)1 40 70 26 99 / + 33 (0)1 40 70 27 90 /
      + 33 (0)1 40 70 28 24
Fax: N/A
Email: guillaume.bouet@hsbc.fr / edouard.deneyrieu@hsbc.fr
/ cso-securitisation@hsbc.fr /
asu-infax.hbfr-gbao@hsbc.fr/ ctlaparis.operations@hsbc.fr
Attention: Guillaume Bouet /Edouard de Neyrieu/Sebastien Poutas

Class A Committed Note Purchaser and Class A Conduit Investor
MANAGED AND ENHANCED TAP (MAGENTA) FUNDING S.T.
Address: 127 rue Amelot
      75011 Paris
      France
Telephone: +33 (0)1 74 73 04 75 / +33 (0)1 74 73 04 66
Fax: +33 (0)1 74 73 04 50
Email: satmagenta@eurotitrisation.fr
Attention: Sophie Chocron / Christiane Rochard

Class A Funding Agent

NATIXIS CIB
Address: 30, avenue Pierre Mendès-France
      75013 Paris
      France
Telephone: +33 (0)1 58 55 21 38
Fax: +33 (0)1 58 19 44 20
Email: securitisation_middleoffice@natixis.com
Attention: Caroline Pedregno / Frédérique Perrier

Class A Conduit Investor
IRISH RING RECEIVABLES PURCHASER DESIGNATED ACTIVITY COMPANY	Address: 1-2 Victoria Buildings Haddington Road Dublin 4 Ireland Telephone: +353 1 697 5350 Fax: +353 1 697 5375 Email: directors-ie@intertrustgroup.com Attention: Kathleen Athayde/ Gustavo Nicolosi
Class A Committed Note Purchaser and Class A Funding Agent
ROYAL BANK OF CANADA, LONDON BRANCH	Address: Riverbank House 2 Swan Lane London EC4R 3BF Telephone: +44 (0)207 653 4334 Fax: N/A Email: rbccm-SF-Europe@rbccm.com Attention: Securitization Finance
Class A Committed Note Purchaser and Class A Conduit Investor
GRESHAM RECEIVABLES (NO. 32) UK LIMITED
Address: C/O Wilmington Trust Sp Services (London) Limited
      Third Floor
      1 King's Arms Yard
      London,
      EC2R 7AF
      United Kingdom
Telephone: +44 (0) 207 397 3600
Fax: N/A
Email: Transaction Team <TTeam@WilmingtonTrust.com>
Attention: Mr Stuart Watson

Class A Funding Agent
LLOYDS BANK PLC
Address: 10 Gresham Street
      London
      EC2V 7AE
Telephone: 0207 158 1798
Fax: N/A
Email: Michael.Hodgson@lloydsbanking.com /
      Batool.Arif@LloydsBanking.com /
      Edward.Leng@lloydsbanking.com
Attention: Michael Hodgson / Batool Arif /Edward Leng

Subordinated Noteholder and Subordinated Note Registrar

HERTZ HOLDINGS NETHERLANDS B.V.	Address: Siriusdreef 62, 2132 WT Hoofddorp The Netherlands Email: bdavies@hertz.com/fbagchi@hertz.com Attention: Bryn Davies/Falguni Bagchi

EXECUTION PAGE
INTERNATIONAL FLEET FINANCING NO. 2 B.V.
as Issuer, Dutch Noteholder, FCT Noteholder, German Noteholder and Spanish Noteholder
EXECUTED as a DEED by     )
INTERNATIONAL FLEET FINANCING    )
NO. 2 B.V. acting by its duly authorised    )
attorney:    )

………………………………………..

Name:

In the presence of:

………………………………………..

Signature and name of witness

[Amendment Deed Execution Page]

HERTZ AUTOMOBIELEN NEDERLAND B.V.
as Dutch OpCo, Dutch Lessee, Dutch Administrator, and Dutch Servicer
EXECUTED as a DEED by         )
HERTZ AUTOMOBIELEN NEDERLAND        )
B.V. acting by its duly authorised        )
attorney:        )

………………………………………..

Name:

In the presence of:

………………………………………..

Signature and name of witness

[Amendment Deed Execution Page]

STUURGROEP FLEET (NETHERLANDS) B.V.
as Dutch FleetCo, Dutch Lessor and, acting through its Spanish branch, Spanish FleetCo and Spanish Lessor
EXECUTED as a DEED by         )
STUURGROEP FLEET(NETHERLANDS)        )
B.V. acting by its duly authorised        )
attorney:        )

………………………………………..

Name:

In the presence of:

………………………………………..

Signature and name of witness

[Amendment Deed Execution Page]

HERTZ FRANCE S.A.S.
as French OpCo, French Lessee, French Administrator and French Servicer
EXECUTED as a DEED by         )
HERTZ FRANCE S.A.S.        )
acting by its duly authorised        )
attorney:        )

………………………………………..

Name:

In the presence of:

………………………………………..

Signature and name of witness

[Amendment Deed Execution Page]

RAC FINANCE S.A.S.
as French Fleetco and French Lessor
EXECUTED as a DEED by         )
RAC FINANCE S.A.S.        )
acting by its duly authorised        )
legal representative:        )

………………………………………..

Name:

In the presence of:

………………………………………..

Signature and name of witness

[Amendment Deed Execution Page]

HERTZ DE ESPANA S.L.U
as Spanish OpCo, Spanish Lessee, Spanish Administrator and Spanish Servicer
EXECUTED as a DEED by         )
HERTZ DE ESPANA S.L.U.        )
acting by its duly authorised        )
attorney:        )

………………………………………..

Name:

In the presence of:

………………………………………..

Signature and name of witness

[Amendment Deed Execution Page]

HERTZ AUTOVERMIETUNG GMBH
as German OpCo, German Lessee, German Administrator and German Servicer
EXECUTED as a DEED by         )
HERTZ AUTOVERMIETUNG GMBH        )
acting by its duly authorised        )
attorney:        )

………………………………………..

Name:

In the presence of:

………………………………………..

Signature and name of witness

[Amendment Deed Execution Page]

HERTZ FLEET LIMITED
as German FleetCo and German Lessor
SIGNED AND DELIVERED as a DEED
for and on behalf of HERTZ FLEET LIMITED
by its lawfully appointed attorney: _________________        _______________________________
in the presence of:                (Attorney signature)

_________________________
(Witness’ Signature)

_________________________
(Witness’ Name)

_________________________
(Witness’ Address)

_________________________
(Witness’ Occupation)

[Amendment Deed Execution Page]

EUROTITRISATION S.A.
FCT Management Company
on behalf of FCT YELLOW CAR

EXECUTED as a DEED by         )
EUROTITRISATION S.A.            )
acting by its duly authorised        )
attorney:        )

………………………………………..

Name:

In the presence of:

………………………………………..

Signature and name of witness

[Amendment Deed Execution Page]

BNP PARIBAS SECURITIES SERVICES
as FCT Custodian

SIGNED AND DELIVERED for and on behalf of and as the deed of BNP PARIBAS SECURITIES SERVICES, by its lawfully appointed attorneys:	____________________________ Signature ____________________________ Print Name of Attorney ____________________________ Signature ____________________________ Print Name of Attorney

[Amendment Deed Execution Page]

BNP PARIBAS SECURITIES SERVICES
as FCT Registrar, FCT Paying Agent and FCT Account Bank

SIGNED AND DELIVERED for and on behalf of and as the deed of BNP PARIBAS SECURITIES SERVICES, by its lawfully appointed attorneys:	____________________________ Signature ____________________________ Print Name of Attorney ____________________________ Signature ____________________________ Print Name of Attorney

[Amendment Deed Execution Page]

BNP PARIBAS TRUST CORPORATION UK LIMITED
as Issuer Security Trustee, Dutch Security Trustee, French Security Trustee, German Security Trustee and Spanish Security Trustee

SIGNED AND DELIVERED for and on
behalf of and as the deed of
BNP PARIBAS TRUST
CORPORATION UK LIMITED
by its lawfully
appointed attorney in the presence of:

 (Witness’ Signature)

(Witness’ Address)

(Witness’ Occupation)

____________________________ Signature ____________________________ Print Name of Attorney

[Amendment Deed Execution Page]

BNP PARIBAS S.A., NIEDERLASSUNG DEUTSCHLAND
as German Account Bank (German Branch)

SIGNED AND DELIVERED for and on behalf of and as the deed of BNP PARIBAS S.A., NIEDERLASSUNG DEUTSCHLAND	____________________________ Signature ____________________________ Print Name ____________________________ Signature ____________________________ Print Name

[Amendment Deed Execution Page]

BNP PARIBAS S.A.,
as French Account Bank
EXECUTED as a DEED by             )
BNP PARIBAS S.A.                    )
acting by its duly authorised                )
attorney:                        )

………………………………………..

Name:

In the presence of:

………………………………………..

Signature and name of witness

[Amendment Deed Execution Page]

BNP PARIBAS S.A., DUBLIN BRANCH
as Issuer Account Bank and German Account Bank (Irish Branch)

SIGNED AND DELIVERED for and on behalf of and as the deed of BNP PARIBAS S.A., DUBLIN BRANCH by its lawfully appointed attorneys:	____________________________ Signature ____________________________ Print Name of Attorney ____________________________ Signature ____________________________ Print Name of Attorney

[Amendment Deed Execution Page]

BNP PARIBAS S.A., NETHERLANDS BRANCH
as Dutch Account Bank

SIGNED AND DELIVERED for and on behalf of and as the deed of BNP PARIBAS S.A., NETHERLANDS BRANCH by its lawfully appointed attorneys:	____________________________ Signature ____________________________ Print Name of Attorney ____________________________ Signature ____________________________ Print Name of Attorney

[Amendment Deed Execution Page]

SANNE TRUSTEE SERVICES LIMITED
as trustee of The Hertz Funding France Trust

EXECUTED as a DEED by         )
SANNE TRUSTEE SERVICES LIMITED     )
acting by its duly authorised            )
attorney:        )

………………………………………..

Name:

In the presence of:

………………………………………..

Signature and name of witness

[Amendment Deed Execution Page]

HERTZ EUROPE LIMITED
as Issuer Administrator
EXECUTED as a DEED by         )
HERTZ EUROPE LIMITED            )
acting by its duly authorised        )
attorney:        )

………………………………………..

Name:

In the presence of:

………………………………………..

Signature and name of witness

[Amendment Deed Execution Page]

BNP PARIBAS S.A.
as French Lender and FCT Servicer

SIGNED AND DELIVERED for and on behalf of and as the deed of BNP PARIBAS S.A. by its lawfully appointed attorneys:	____________________________ Signature ____________________________ Print Name of Attorney ____________________________ Signature ____________________________ Print Name of Attorney

[Amendment Deed Execution Page]

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK
as Administrative Agent, Class A Committed Note Purchaser and Class A Funding Agent
EXECUTED as a DEED by             )
CREDIT AGRICOLE CORPORATE            )
AND INVESTMENT BANK                )
acting by its duly authorised attorneys            )

………………………………………..

Name:

In the presence of:

………………………………………..

Signature and name of witness

………………………………………..

Name:

In the presence of:

………………………………………..

Signature and name of witness

[Amendment Deed Execution Page]

THE HERTZ CORPORATION
as Guarantor
EXECUTED AS A DEED by
THE HERTZ CORPORATION

By: ____________________________

[Amendment Deed Execution Page]

TMF SFS MANAGEMENT B.V.
as Issuer Back-Up Administrator, Dutch Back-Up Administrator, French Back-Up Administrator, German Back-Up Administrator and Spanish Back-Up Administrator

EXECUTED as a DEED by         )
TMF SFS MANAGEMENT B.V.        )
acting by its managing director:            )

………………………………………..

Name:

In the presence of:

………………………………………..

Signature and name of witness

[Amendment Deed Execution Page]

KPMG LLP
as Dutch Liquidation Co-ordinator, French Liquidation Co-ordinator, German Liquidation Co-ordinator and Spanish Liquidation Co-ordinator
EXECUTED as a DEED by         )
KPMG LLP                    )

………………………………………..

Name:

In the presence of:

………………………………………..

Signature and name of witness

[Amendment Deed Execution Page]

BNP PARIBAS SECURITIES SERVICES, LUXEMBOURG BRANCH
as Registrar
EXECUTED as a DEED by         )
BNP PARIBAS SECURITIES SERVICES,     )
LUXEMBOURG BRANCH            )
acting by its duly authorised attorneys:        )
____________________________
Signature

____________________________
Print Name of Attorney

____________________________
Signature

____________________________
Print Name of Attorney

[Amendment Deed Execution Page]

MATCHPOINT FINANCE PLC
as Class A Conduit Investor, Class A Committed Note Purchaser

SIGNED AND DELIVERED for and on behalf of and as the deed of MATCHPOINT FINANCE PUBLIC LIMITED COMPANY by its lawfully appointed attorney in the presence of:

(Witness’ Signature)

(Witness’ Address)

(Witness’ Occupation)

____________________________ Signature ____________________________ Print Name of Attorney

[Amendment Deed Execution Page]

BNP PARIBAS S.A.
as Class A Funding Agent
EXECUTED as a DEED by
BNP PARIBAS S.A.             )
acting by its duly authorised         )
attorneys:                 )

____________________________
Signature

____________________________
Print Name of Attorney

____________________________
Signature

____________________________
Print Name of Attorney

[Amendment Deed Execution Page]

DEUTSCHE BANK AG, LONDON BRANCH
as Class A Committed Note Purchaser and Class A Funding Agent
EXECUTED as a DEED by             )
DEUTSCHE BANK AG, LONDON BRANCH        )
acting by its duly authorised attorneys            )

………………………………………..

Name:

In the presence of:

………………………………………..

Signature and name of witness

………………………………………..

Name:

In the presence of:

………………………………………..

Signature and name of witness

[Amendment Deed Execution Page]

SHEFFIELD RECEIVABLES COMPANY LLC
as Class A Conduit Investor
EXECUTED as a DEED by             )
SHEFFIELD RECEIVABLES COMPANY LLC    )
acting by BARCLAYS BANK PLC            )
as attorney-in-fact             )

………………………………………..

Name:

In the presence of:

………………………………………..

Signature and name of witness

[Amendment Deed Execution Page]

BARCLAYS BANK PLC
as Class A Committed Note Purchaser and Class A Funding Agent
EXECUTED as a DEED by             )
BARCLAYS BANK PLC                )
acting by its duly authorised                )
attorney:                        )

………………………………………..

Name:

In the presence of:

………………………………………..

Signature and name of witness

[Amendment Deed Execution Page]

HSBC FRANCE
as Class A Committed Note Purchaser and Class A Funding Agent
EXECUTED as a DEED by             )
HSBC FRANCE                    )
acting by its duly authorised                )
attorney:                        )

………………………………………..

Name:

In the presence of:

………………………………………..

Signature and name of witness

[Amendment Deed Execution Page]

MANAGED AND ENHANCED TAP (MAGENTA) FUNDING S.T.
as Class A Committed Note Purchaser and Class A Conduit Investor
EXECUTED as a DEED by             )
MANAGED AND ENHANCED TAP            )
(MAGENTA) FUNDING S.T.                )
acting by its duly authorised                )
attorney:                        )

………………………………………..

Name:

In the presence of:

………………………………………..

Signature and name of witness

[Amendment Deed Execution Page]

NATIXIS CIB
as Class A Funding Agent
EXECUTED as a DEED by             )
NATIXIS CIB                        )
acting by its duly authorised                )
attorney:                        )

………………………………………..

Name:

In the presence of:

………………………………………..

Signature and name of witness

[Amendment Deed Execution Page]

IRISH RING RECEIVABLES PURCHASER DESIGNATED ACTIVITY COMPANY
as Class A Conduit Investor

SIGNED AND DELIVERED as a Deed
for and on behalf of
IRISH RING RECEIVABLES PURCHASER
by its lawfully appointed
attorney

__________________
Attorney Signature

__________________
Print Attorney Name
in the presence of:

__________________
Witness Signature

__________________
Print Witness Name

__________________
Witness Address

__________________
Witness Occupation

[Amendment Deed Execution Page]

ROYAL BANK OF CANADA, LONDON BRANCH
as Class A Committed Note Purchaser and Class A Funding Agent
EXECUTED as a DEED by             )
ROYAL BANK OF CANADA                )
LONDON BRANCH                    )
acting by two duly authorised                )
attorneys:                        )

………………………………………..

Name:

In the presence of:

………………………………………..

Signature and name of witness

………………………………………..

Name:

In the presence of:

………………………………………..

Signature and name of witness

[Amendment Deed Execution Page]

GRESHAM RECEIVABLES (NO. 32) UK LIMITED
as Class A Committed Note Purchaser and Class A Conduit Investor
EXECUTED as a DEED by             )
GRESHAM RECEIVABLES (NO. 32) UK LIMITED    )
acting by its duly authorised                )
attorney:                        )

………………………………………..

Name:

In the presence of:

………………………………………..

Signature and name of witness

[Amendment Deed Execution Page]

LLOYDS BANK PLC
as Class A Funding Agent
EXECUTED as a DEED by             )
LLOYDS BANK PLC                    )
acting by its duly authorised                )
attorney:                        )

………………………………………..

Name:

………………………………………..
Name:

[Amendment Deed Execution Page]

HERTZ HOLDINGS NETHERLANDS B.V.
as Subordinated Noteholder and Subordinated Note Registrar
EXECUTED as a DEED by         )
HERTZ HOLDINGS NETHERLANDS        )
B.V. acting by its duly authorised        )
attorney:        )

………………………………………..

Name:

In the presence of:

………………………………………..

Signature and name of witness

[Amendment Deed Execution Page]